Net Loss Per Share (Details) - Schedule of computation of net loss per common share - USD ($) $ / shares in Units, $ in Thousands		12 Months Ended
		Dec. 31, 2021	Dec. 31, 2020
Numerator:
Net loss		$ (164,875)	$ (41,587)
Net income attributable to redeemable noncontrolling interests		(12,776)	(8,409)
Accretion of issuance costs on redeemable convertible preferred stock
Reversal of previously accrued (accrual of) dividends on redeemable convertible preferred stock		42,728	(17,209)
Net loss attributable to common shareholders		$ (134,923)	$ (67,205)
Denominator:
Weighted-average common shares outstanding - basic and diluted (in Shares)	[1]	97,158,738	45,177,217
Net loss per share attributable to common stockholders - basic and diluted (in Dollars per share)		$ (1.39)	$ (1.49)

[1]	Prior period results have been adjusted to reflect the exchange of Legacy MoneyLion’s Common Stock for MoneyLion Class A Common Stock at an exchange ratio of approximately 16.4078 in September 2021 as a result of the Business Combination. See Note 3, “Business Combination,” for details. Additionally, included within net income attributable to common stockholders for the twelve months ended December 31, 2021 is an adjustment to reflect the reversal of previously accrued dividends on redeemable convertible preferred stock in the amount of $56,931 which were forfeited by the preferred stockholders in conjunction with the Business Combination.